UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013

QUEST RESOURCE HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	333-152959	51-0665952
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6175 Main Street, Suite 420 Frisco, Texas		75034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (472) 464-0004

Infinity Resources Holdings Corp.

1375 North Scottsdale Road, Suite 140

Scottsdale, Arizona 85257

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 6, 2013, we announced the acquisition through our subsidiary, Quest Resource Management Group, LLC, of certain assets of SWS National Accounts, LLC, a Florida limited liability company and provider of municipal solid waste services throughout the state of Florida. A copy of the press release announcing this event is attached as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Press release from Quest Resource Holding Corporation, dated November 6, 2013, entitled “Quest Resource Holding Corporation Acquires National Accounts of Southern Waste Systems”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2013	QUEST RESOURCE HOLDING CORPORATION

	By:	/s/ Brian S. Dick
Brian S. Dick
President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press release from Quest Resource Holding Corporation, dated November 6, 2013, entitled “Quest Resource Holding Corporation Acquires National Accounts of Southern Waste Systems”